Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Third Century Bancorp on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Robert D. Heuchan, Chief Executive Officer of Third Century, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Third Century Bancorp.

/s/ Robert D. Heuchan
Robert D. Heuchan
President, Chief Executive Officer
(Principal Executive Officer)

November 13, 2006

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed for any other purpose.